Exhibit 10.2
CONSENT AND FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT
THIS CONSENT AND FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT (this “Amendment”) is made effective as of the 30th day of September, 2020 (the “Amendment Date”) by and between IEC ELECTRONICS CORP., a corporation formed under the laws of the State of Delaware (“Borrower”) and MANUFACTURERS AND TRADERS TRUST COMPANY (“Lender”).
W I T N E S S E T H:
WHEREAS, the parties hereto are parties to a Sixth Amended and Restated Credit Facility Agreement dated as of June 4, 2020 (as amended, and as the same may be further amended, modified, supplemented or restated from time to time, the “Credit Agreement”);
WHEREAS, Borrower has purchased new real estate located in Rochester, New York (the “Jetview Purchase”);
WHEREAS, Borrower has requested that Lender consent to the Jetview Purchase and make certain amendments to the Credit Agreement, and the Lender has agreed to provide such consent and to make certain amendments to the Credit Agreement, all on the terms and conditions herein set forth.
NOW, THEREFORE, for due consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
    1.    DEFINITIONS. All capitalized terms used herein and not defined shall have the meaning given such terms in the Credit Agreement.
    2.    CONSENT. The Bank does hereby consent to the Jetview Purchase and to the use of proceeds of the Revolving Credit Loans therefor; provided, that each of the conditions set forth in Section 5 of this Amendment shall first have been satisfied.
3.    AMENDMENTS. Effective as of the date of this Amendment:
    (A)     Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definition in its entirety to read as follows:
““Unfinanced Capital Expenditures” means all Capital Expenditures other than (i) Capital Expenditures financed by the Lender (but excluding for this definition any Capital Expenditures financed with the proceeds of a Revolving Credit Loan), (ii) Capital Expenditures financed with Debt (other than the Loans) permitted under this Agreement or Debt to which the Lender consents in writing, (iii) any Capital Expenditure to the extent financed with proceeds received in cash with grants from any Governmental Authority and (iv) the 50 Jetview Purchase.”
4848-9549-4090.4

(B) Section 1.1 of the Credit Agreement is hereby amended by adding the following definition thereto:
““50 Jetview Purchase” means the Borrower’s purchase of the real estate located at 50 Jetview Drive, Rochester, NY 14624 pursuant to a certain Purchase and Sale Agreement dated August 28, 2020 by and among Borrower and Rochester Drug Co-Operative, Inc., and all related transactions, documents and agreements.”
(C)    Section 6.13 of the Credit Agreement is hereby amended by adding the following as clause (c) thereunder, immediately following clause (b) thereof:
        “(c)    If any material assets (including any real property or improvements thereto or any interest therein) are acquired by any Credit Party after the Closing Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien under the Security Agreement upon acquisition thereof), the Borrower will (i) notify the Lender thereof, and, if requested by the Lender, cause such assets to be subjected to a Lien securing the Obligations and (ii) take, and cause each applicable Credit Party to take, such actions as shall be necessary or reasonably requested by the Lender to grant and perfect such Liens, including actions described in paragraph (c) of this Section, all at the expense of the Credit Parties.”

4.    Representations and Warranties. Borrower hereby makes the following representations and warranties to the Lender as of the Amendment Date, each of which shall survive the effectiveness of this Amendment and continue in effect as of the Amendment Date so long as any Obligations remain unpaid:
4.1    Authorization. Borrower has full power and authority to borrow under the Credit Agreement, as amended by this Amendment, and to execute, deliver and perform this Amendment and any documents delivered in connection with it and all other related documents and transactions, all of which have been duly authorized by all proper and necessary corporate action. The execution and delivery of this Amendment by Borrower will not violate the provisions of, or cause a default under, Borrower’s Organizational Documents, any law or any agreement to which Borrower is a party or by which it or its assets are bound.
4.2    Binding Effect. This Amendment has been duly executed and delivered by Borrower, and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except to the extent that enforcement of any such obligations of the Borrower may be limited by bankruptcy, insolvency, reorganization or similar laws of general application affecting the rights and remedies of creditors generally.
4.3    Consents; Governmental Approvals. Except as may be specifically identified in a written agreement to which Borrower and Lender are parties, no consent, approval or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person is required in connection with the valid execution, delivery or performance of this

Amendment or any other document executed and delivered by Borrower herewith or in connection with any other transactions contemplated hereby.
4.4    Representations and Warranties. The representations and warranties contained in the Credit Agreement, as amended by this Amendment, are true on and as of the Amendment Date with the same force and effect as if made on and as of the Amendment Date, except for those representations and warranties that by their terms are made as of a specific date, which representations and warranties Borrower hereby remakes as of such date.
4.5    No Events of Default. No Default or Event of Default has occurred or is continuing.
4.6    No Material Misstatements. Neither this Amendment nor any document delivered to Lender by Borrower or any Credit Party to induce Lender to enter into this Amendment contains any untrue statement of a material fact or, taken as a whole with the other Loan Documents, omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.
5.    CONDITIONS OF AMENDMENT. The Lender shall have no obligation to execute or deliver this Amendment until each of the following conditions shall have been satisfied:
5.1    Authorization. Borrower shall have taken all appropriate corporate action to authorize, and its directors, if and as required by Borrower’s Organizational Documents, shall have adopted resolutions authorizing the execution, delivery and performance of this Amendment and the taking of all other action contemplated by this Amendment, and Lender shall have been furnished with copies of all such corporate action, certified by an authorized officer of Borrower as being true and correct and in full force and effect without amendment on the Amendment Date, and such other corporate documents as Lender may request.
5.2    Consents. Borrower shall have delivered to Lender any and all consents, if any, necessary to permit the transactions contemplated by this Amendment.
5.3    Fees. Borrower shall have paid to the Lender all reasonable fees and disbursements of Lender’s counsel and all reasonable out-of-pocket expenses incurred by Lender, recording fees, search fees, charges and taxes in connection with this Amendment and all transactions contemplated hereby or made other arrangements with respect to such payment as are satisfactory to Lender; provided, that such payments may, alternatively, be provided post-closing to the extent consented to by Lender.
5.4    Deliveries. Borrower shall have delivered to Lender, each of the following documents, duly executed by the Borrower or as specified: (i) this Amendment, (ii) a copy of the Jetview Purchase documents, and (iii) such additional documents, consents, authorizations, insurance certificates, governmental consents and other instruments and agreements as Lender or its counsel may reasonably require (including for purposes of evidencing and/or facilitating Borrower’s and Lender’s compliance with all applicable laws and regulations, including all “know your customer” rules in effect from time to time pursuant to the Bank Secrecy Act, USA PATRIOT Act and other applicable laws) and all documents, instruments and other legal matters in connection with the Loan Documents shall be reasonably satisfactory to Lender and its counsel.
5.5    Representations and Warranties. The representations and warranties set forth in this Amendment and in the Loan Documents shall be true, correct and complete on the Amendment Date, except those representations and warranties that by their terms are made as of a specific date, which representations and warranties Borrower hereby remakes as of such date.
5.6    No Event of Default. No Event of Default or Default shall have occurred and be continuing on the Amendment Date.
5.7    No Material Misstatements. Neither this Amendment nor any document delivered to Lender by or on behalf of Borrower to induce Lender to enter into this Amendment contains any untrue statement of a material fact or, taken as a whole with the other Loan Documents, omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.
5.8    No Material Adverse Change. As of the Amendment Date, no Material Adverse Effect shall have occurred with respect to the Borrower and its Subsidiaries taken as a whole since September 30, 2019, including, without limitation, the Credit Parties’ ability to meet the projections delivered by the Borrower to the Lender prior to the Amendment Date.
5.9    No Litigation. As of the Amendment Date, except as set forth on Schedule 4.5 to the Credit Agreement, there shall not be any claim, action, suit, investigation, litigation, or legal proceeding pending or threatened in any court or before any arbitrator or governmental authority which relates to the legality, validity or enforceability of the Credit Agreement (as amended by this Amendment) or the transactions contemplated hereby or that, if adversely determined, is not adequately covered by insurance or would have a Material Adverse Effect on the Borrower or its Subsidiaries.
6.    MISCELLANEOUS.
6.1    Reaffirmation of Security Documents. As of the Amendment Date, Borrower hereby (a) acknowledges and reaffirms the execution and delivery of the Security Documents, (b) acknowledges, reaffirms and agrees that the security interests granted under the Security Documents continue in full force and effect as security for all indebtedness, obligations and liabilities under the Loan Documents, as may be amended from time to time, and (c) remakes the representations and warranties set forth in the Security Documents, except those representations and warranties that by their terms are made as of a specific date, which representations and warranties Borrower hereby remakes as of such date.
6.2    Entire Agreement; Binding Effect. The Credit Agreement, as amended by this Amendment, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof. This Amendment shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of, and be enforceable by the Lender and its successors and assigns. The Credit Agreement, as amended hereby, is in full force and effect and, as so amended, is hereby ratified and reaffirmed in its entirety.
6.3    Severability. If any provision of this Amendment shall be determined by a court to be invalid, such provision shall be deemed modified to conform to the minimum requirements of applicable law.
6.4    Headings. The section headings inserted in this Amendment are provided for convenience of reference only and shall not be used in the construction or interpretation of this Amendment.
6.5    Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including those delivered by facsimile or other electronic means), each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

[signature page follows]

[Consent and First Amendment to Sixth Amended and Restated Credit Facility Agreement]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the day and year first above written.

MANUFACTURERS AND TRADERS TRUST COMPANY
By:    /s/ Michael Pick
Name:    Michael Pick
Title:    Vice President
IEC ELECTRONICS CORP.
By:    /s/ Thomas L. Barbato
Name: Thomas L. Barbato
Title:    Chief Financial Officer